Exhibit 99.32

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-D

KEY PERFORMANCE FACTORS
June 30, 2001



Expected B Maturity 6/15/2006


Blended Coupon 4.5533%


Excess Protection Level
3 Month Average   7.13%
June, 2001   6.64%
May, 2001   7.41%
April, 2001   7.35%


Cash Yield18.98%


Investor Charge Offs 5.67%


Base Rate 6.67%


Over 30 Day Delinquency 4.78%


Seller's Interest 8.00%


Total Payment Rate14.15%


Total Principal Balance$57,876,901,808.74


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,631,211,247.25